SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 20, 1996

                     BALCOR REALTY INVESTORS 85-SERIES III
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14350
- --------------------------------        --------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3333344
- --------------------------------        --------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5.  OTHER EVENTS
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a)  Lakeville Resort Apartments

As previously reported, on April 23, 1996, a joint venture consisting of the Partnership and an affiliate which owns Lakeville Resort Apartments, Petaluma, California, contracted to sell the property to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $27,200,000. The purchaser has exercised its option to assume the existing first mortgage loan and has deposited an additional $200,000 in earnest money for a total of $500,000. Pursuant to a letter agreement dated August 20, 1996, the closing has been extended to a date no later than September 19, 1996.

b)  Shadowridge Apartments

As previously reported, on July 5, 1996, a joint venture consisting of the Partnership and an affiliate which owns Shadowridge Apartments, Las Vegas, Nevada, contracted to sell the property to an unaffiliated party, The Sherman Oaks Limited Partnership, a Nevada limited partnership ("Sherman"), for a sale price of $12,600,000. Sherman assigned its rights under the contract. The sale closed on August 22, 1996 and title was conveyed to Sherman and Stanley Canter as Trustee of The Stanley Canter Family Trust. From the proceeds of the sale, the Joint Venture paid the outstanding balance of the first mortgage loan of approximately $7,962,000, closing costs of approximately $38,000 and $252,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property received a fee for services in connection with the sale of the property of $94,500. The Joint Venture received the remaining proceeds of approximately $4,253,500 of which the Partnership's share is approximately $2,978,000.

c) North Hill Apartments

North Hill Apartments, De Kalb County, Georgia, is owned by a limited partnership (the "Joint Venture"), the general partner of which is a joint venture consisting of the Partnership and an affiliate. As previously reported, on July 15, 1996, the Joint Venture contracted to sell the property to an unaffiliated party, Jupiter Realty Corporation, an Illinois corporation, for a sale price of $24,000,000. On August 29, 1996, the purchaser exercised its option to terminate the agreement of sale and a closing of the sale will not occur. Pursuant to the agreement of sale, the earnest money previously deposited and interest accrued thereon will be returned to the purchaser.

d)  Park Place Apartments, Phase II

As previously reported, on April 23, 1996, the Partnership contracted to sell Park Place Apartments, Phase II, Plymouth, Minnesota, to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $12,125,000. The sale closed on September 3, 1996. The purchaser assumed the first mortgage loan which had an outstanding balance of approximately $8,996,000 at closing. From the proceeds of the sale, the Partnership paid legal fees of approximately $15,000 and $60,625 to an
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unaffiliated party as a brokerage commission.  An affiliate of the third party providing property management services for the property received a fee for services in connection with the sale of the property of $90,938. Pursuant to the agreement of sale, the purchaser paid all closing costs relating to the sale, including title charges. The Partnership received approximately $2,962,000 of remaining proceeds. Of such amount, $500,000 is being retained and will not be available for use or distribution by the Partnership until 120 days after closing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) (a) Letter Agreement dated August 20, 1996 relating to the sale of Lakeville Resort Apartments, Petaluma, California.

               (b) Letter Agreement dated August 29, 1996 thereto relating to the sale of North Hill Apartments, DeKalb County, Georgia.


     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85-SERIES III
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVIII, an Illinois
                              general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  September 13, 1996
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